Exhibit 21


                         SUBSIDIARIES OF THE REGISTRANT

Company                                                                                 Jurisdiction
Trigon Insurance Company (dba Trigon Blue Cross Blue Shield)............................Virginia
    Healthcare Support Corporation......................................................Virginia
       HealthKeepers, Inc...............................................................Virginia
       Physicians Health Plan, Inc......................................................Virginia
       Trigon Administrators, Inc.......................................................Virginia
       Trigon Services, Inc.............................................................Virginia
    Peninsula Health Care, Inc. (3).....................................................Virginia
    Primary Care First, L.L.C. (2)......................................................Virginia
    Priority, Inc. (4)..................................................................Virginia
       Priority Health Care, Inc........................................................Virginia
       Priority Insurance Agency, Inc...................................................Virginia
Monticello Service Agency, Inc..........................................................Virginia
    Capitation Risk Management, Inc.....................................................Virginia
    Consolidated Holdings Corporation...................................................Delaware
    Health Management Corporation.......................................................Virginia
       Healthy Homecomings, Inc.........................................................Missouri
       Healthy Homecomings Incorporated of  St. Louis...................................Missouri
    Mid-South Insurance Company.........................................................North Carolina
    Trigon Health and Life Insurance Company (formerly Monticello
       Life Insurance Company...........................................................Virginia
    Trigon Health Ventures, Inc.........................................................Virginia



(1) Unless otherwise indicated, subsidiaries are 100% owned by the Registrant or the indicated parent company.

(2)    50% owned

(3)    51% owned

(4)    80% owned